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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Registration Statement on Form S-1/A of our report dated December 19, 2005, relating to the financial statements of Asia Automotive Acquisition Corporation, and to the reference to our Firm under the caption "Experts" in the Prospectus.









/s/ Rothstein, Kass & Company, P.C.


Roseland, New Jersey
December 21, 2005